CMG INTERNATIONAL STOCK FUND



            Supplement to Current Prospectus dated February 27, 2004



         Portfolio Manager for the Fund. The table on page 55 of the section of the Prospectus entitled "CMG International Stock Fund/Portfolio Manager for the Fund" is amended by adding the paragraphs below.

James M. McAlear, Senior Vice President of the Advisor has been the Lead Portfolio Manager of the Fund since inception. Mr. McAlear joined Columbia Management in 1992. Penelope L. Burgess and Deborah F. Snee have co-managed the Fund since July 2004 and are Senior Vice Presidents of the Advisor. Previously, Mr. McAlear was a Senior Vice President of American Express Financial Advisors 1985-1992 and an Executive Director for Merrill Lynch Europe 1972-1985. Ms. Burgess joined Columbia Management in 1993 and has served as an Equity Analyst for the Fund since 1997. Ms. Snee joined Columbia Management in 1999. Ms. Snee and Ms. Burgess also co-manage the Columbia European Fund. Previously, Ms. Snee was a Portfolio Manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.



                                                                    July 9, 2004
CO4/091